Statement of Additional Information Supplement dated June 20, 2012
The purpose of this supplement is to provide you with changes to the current Statement of Additional Information for Class A, B, C, R, Y, Investor and Institutional Class shares, as applicable, of the Funds listed below:

Invesco Balanced-Risk Allocation Fund	Invesco Endeavor Fund
Invesco Balanced-Risk Commodity Strategy Fund	Invesco Global Health Care Fund
Invesco China Fund	Invesco International Total Return Fund
Invesco Developing Markets Fund	Invesco Premium Income Fund
Invesco Emerging Market Local Currency Debt Fund	Invesco Small Companies Fund
Invesco Emerging Markets Equity Fund
The following information replaces pages E-57 to E-106 in its entirety under the heading “APPENDIX E — PROXY POLICIES AND PROCEDURES” in the Statement of Additional Information:
“Invesco PowerShares Capital Management LLC
PROXY VOTING POLICY
For the exchange-traded funds in which Invesco PowerShares Capital Management LLC (“Invesco PowerShares”) serves as investment adviser, it retained Glass Lewis & Co. to provide in-depth proxy research and Broadridge to provide vote execution and the recordkeeping services necessary for tracking proxy voting. Invesco PowerShares intends to vote according to Glass Lewis & Co.’s voting recommendations. Glass Lewis & Co. specializes in providing a variety of fiduciary-level services related to proxy voting.
For investment companies in which Invesco PowerShares serves as the sub-adviser, Invesco PowerShares will vote in accordance with the proxy voting guidelines of the adviser as determined and approved by the Board of Directors/Trustees. Invesco PowerShares will vote in accordance with the proxy voting service’ guidelines and does not intend to form a committee to vote proxies.
For separately managed accounts, Invesco PowerShares will vote in accordance with instructions received by the client.
February 16, 2012”
AIF SUP-3 062012